SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM N-CSR
___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)
___________

5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Address of principal executive offices) (Zip code)

Irving Levine, President
5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-508-674-8459

DATE OF FISCAL YEAR END: FEBRUARY 28, 2013

DATE OF REPORTING PERIOD: FEBRUARY 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO SHAREHOLDERS.

Annual Report

February 28, 2013

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

ANNUAL REPORT
FOR THE YEAR ENDING
FEBRUARY 28, 2013

About the Fund’s Directors and Officers	Inside Back Cover

Tel: (508) 674-8459
Fax: (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

April 24, 2013

Dear Fellow Shareholder:

Copley’s performance year to date shows a gain of approximately 13%. This gain is comparable to the performance of the Dow Jones (“Dow”). What makes our gain unusual as compared to the Dow is that we are still forced to reserve 35% of our unrealized gain in reporting our results and in calculating net asset value. If we did not have to reserve in full for tax on unrealized gains, our price per share would have been much higher. We are still actively attempting to reduce this reserve.

Our price per share is now almost the same as the price of November 30, 2007 when the SEC forced us to reserve for taxes on the total amount of our unrealized gain. Our reserve is approximately $21,000,000. Thus our expense and performance figures are substantially distorted by the net assets of $65,000,000 instead of $86,000,000.

The market rise year to date has been rather amazing, despite the poor economy, the high real unemployment, the problems in Europe, our large and ever increasing debt and our foreign policy problems.

On the other hand, there is a need by individuals for more income, corporations are doing rather well and accumulating more assets and cash and the U.S. is perceived as the safe depository of the world which attracts foreign assets to the stock and real estate markets. The U.S. economy seems to be on hold waiting for Congress to hopefully settle the many budgetary and tax problems that are still in abeyance. If business large and small see a clear path of practical rules we could enjoy a new era of growth.

I must emphasize again (as in previous letters) there is no fair or realistic basis of comparison between Copley and other funds. We have the distortion of the reserve against net assets and we do not distribute dividends or capital gains. The forced distribution of dividends and capital gains by other funds, which have a different tax structure, creates a personal tax for the recipients. This amounts on average to approximately 2% of a fund’s asset price. Thus, if Copley and another fund both show a gain of 10%, the real gain of the recipients of the other fund is 8%.

As usual most of our stocks have increased their dividends, which will add approximately $3 per share.

Our new store in Salem, New Hampshire paid us a cash dividend of $9,800 for the first nine months of operations. We have just moved the store to Manchester, N.H. with half the rent and hopefully the same volume. We are now looking at more locations for possibly another store.

As is our custom, we present the chart and numbers based on a calendar year, which give us a clear picture of our past and give credence to our basic philosophy and our structure for the future.

1984	+23.90%
1985	+25.00%
1986	+18.00%
1987	-8.00%
1988	+20.00%
1989	+16.00%
1990	-2.00%
1991	+18.00%
1992	+18.00%
1993	+10.00%
1994	-7.00%
1995	+26.00%
1996	+5.00%
1997	+25.00%
1998	+14.00%
1999	-6.86%
2000	+22.50%
2001	-9.30%
2002	-13.90%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	-10.83%	*SEC mandated change to tax reserve
2008	-15.60%	*
2009	+2.36%	*
2010	+7.04%	*
2011	+13.00%	*
2012	+4.89%	*
2013	+6.46%	* As of February 28, 2013

Please note that the performance figures for years prior to 2007/2008 are consistent with the information furnished in prior reports and do not reflect an adjustment for the change in calculation of our tax reserve.

The performance data quoted represents past performance and investment return. The prices of the shares held by Copley will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost or the value shown at February 28, 2013. Please remember that past performance does not guarantee future results, and current performance may be higher or lower than the performance data quoted.

All of the above gives us optimism for the future growth of Copley Fund.

We thank the Board for their efforts in participating in various travels and meetings to deal with the tax reserve problem and other fund matters. In addition to the Board, we thank our staff and our professional advisors for their advice and great efforts in assuring the perpetuation of Copley Fund; also our shareholders for their confidence in Copley’s concept.

Cordially yours,

Irving Levine
President

COPLEY FUND, INC.

PER SHARE VALUE

CALENDAR YEAR ENDED DECEMBER 31
PERIOD ENDED MARCH 31, 2013

The per share values provided for years prior to 2007/08 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

COPLEY FUND, INC.

COMPARATIVE PERFORMANCE

This chart shows the value of a hypothetical $10,000 investment in the Fund and the S&P 500 which is a broad-based market index comprised of 500 of the largest companies traded on the U.S. Securities Markets as measured by market capitalization. Market Indexes do not include expenses which are deducted from Fund returns. There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted below. The graph does not reflect the deduction for taxes that a shareholder may pay on the redemption of shares or dividends and capital gains received.

Ten Year Cumulative Return

Copley Fund As of 02/28/13

AVERAGE ANNUAL RETURNS

The following table depicts the periodic 1-, 5-, and 10-year annualized returns and the S&P 500 Index.

Periods Ended 2/28	1 Year	5 Years	10 Years
Copley Fund	12.59%	4.97%	7.35%
S&P 500	13.46%	4.94%	6.66%
Dow Jones Wilshire 5000	13.44%	5.58%	6.15%

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value and return will vary, and you may have a gain or loss when you sell your shares. For most recent performance please call us at 877-881-2751. Returns do not reflect taxes that a shareholder may pay on redemption of Fund shares. When assessing performance, investors should consider both short and long-term returns.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Copley Fund, Inc.

We have audited the accompanying the statement of assets and liabilities, including the schedule of investments, of Copley Fund, Inc. (the `Fund`) as of February 28, 2013, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. The financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended February 28, 2009 were audited by Amper, Politzner & Mattia, LLP, whose practice combined with the practice of Eisner LLP to form EisnerAmper LLP as of August 16, 2010 and whose report dated August 19, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013 by correspondence with the custodial broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copley Fund, Inc. as of February 28, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
April 29, 2013

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2013

	Shares	Value
COMMON STOCK — 127.92%
Banking — 5.55%
J.P. Morgan Chase & Company	42,000	$2,054,640
PNC Financial Services Group, Inc.	25,000	1,559,750
		3,614,390
Consumer Products — 2.17%
Kimberly-Clark Corp.	15,000	1,414,200
Diversified Utility Companies — 17.92%
Alliant Energy Corp.	20,000	953,800
DTE Energy Co.	55,000	3,674,000
Dominion Resources, Inc.	60,000	3,360,000
Duke Energy Corp.	53,033	3,672,535
		11,660,335
Drug Companies — 5.68%
Bristol Myers Squibb Co.	100,000	3,697,000
Electric & Gas — 17.13%
American Electric Power, Inc.	35,000	1,637,650
First Energy Corp.	40,000	1,579,200
Great Plains Energy, Inc.	30,000	654,900
Integrys Energy Group, Inc.	20,000	1,131,400
Public Service Enterprise Group, Inc.	30,000	977,700
Scana Corp.	50,000	2,442,000
Sempra Energy, Inc.	35,000	2,721,600
		11,144,450
Electric Power Companies — 23.04%
Ameren Corp.	12,500	422,375
Exelon Corp.	23,200	718,968
NextEra Energy, Inc.	90,000	6,468,300
Northeast Utilities	65,600	2,723,056
PPL Corp.	100,000	3,082,000
Southern Co.	35,000	1,575,350
		14,990,049

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2013

	Shares	Value
Gas Utilities & Supplies — 10.32%
Delta Natural Gas Co.	40,000	781,600
New Jersey Resources Corp.	56,250	2,506,500
Northwest Natural Gas Co.	40,000	1,822,000
WGL Holdings, Inc.	38,000	1,602,460
		6,712,560
Insurance — 4.73%
Arthur J. Gallagher & Co.	80,000	3,078,400
Office Equipment — 0.80%
Pitney Bowes, Inc.	40,000	524,000
Oil — 22.92%
Chevron Texaco Corp.	46,200	5,412,330
Exxon-Mobil Corp.	106,086	9,500,001
		14,912,331
Pipelines — 3.15%
Energy Transfer Partners, L.P.	26,225	1,256,440
Spectra Energy Corp.	27,300	792,792
		2,049,232
Retail — 2.07%
Wal-Mart Stores, Inc.	19,000	1,344,820
Telephone — 12.44%
AT&T, Inc.	95,000	3,411,450
Frontier Communications Corp.	62,803	260,004
Verizon Communications, Inc.	95,000	4,420,350
		8,091,804
TOTAL COMMON STOCK (Cost $24,267,426) — 127.92%		83,233,571
Liabilities in excess of other assets — (27.92%)		(18,164,616)
NET ASSETS — 100.00%		$65,068,955

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2013

At February 28, 2013, the net unrealized appreciation based on cost for federal income tax purposes of $24,267,426 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of tax effect	$38,523,521
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(195,526)
Net unrealized appreciation net of tax effect	$38,327,995

Portfolio Analysis
As of February 28, 2013

% of Net Assets
Common Stock	127.92%
Electric Power Companies	23.04%
Oil	22.92%
Diversified Utility Companies	17.92%
Electric & Gas	17.13%
Telephone	12.44%
Gas Utilities & Supplies	10.32%
Drug Companies	5.68%
Banking	5.55%
Insurance	4.73%
Pipelines	3.15%
Consumer Products	2.17%
Retail	2.07%
Office Equipment	0.80%
Liabilities in Excess of Other Assets	(27.92)%
Total Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2013

Assets:
Investments in securities at fair value (identified cost $24,267,426)	$83,233,571
Cash and cash equivalents	1,944,833
Receivables:
Trade	12,218
Subscriptions	50
Dividends and interest	406,389
Taxes	50,000
Inventory	57,967
Prepaid Expenses and Other Assets	76,957
Total Assets	85,781,985
Liabilities:
Payable for Fund shares redeemed	44,055
Investment advisory fees payable	33,930
Accrued Professional Fees	35,289
Accrued Fees	8,453
Trade payable	26,144
Deferred income taxes, net	20,565,159
Total Liabilities	20,713,030
Commitments and Contingencies
Net assets	$65,068,955
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,158,331 shares outstanding of $1.00 par value capital stock outstanding)	$56.17
Net assets consist of:
Capital paid in	$1,158,331
Undistributed net investment and operating income	22,438,737
Accumulated undistributed net realized gain on investment transactions	3,070,287
Net unrealized appreciation in value of investments	38,401,600
Net assets	$65,068,955

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2013

Investment Income:
Interest	$1,022
Dividend	3,168,112
Other	9,855
Total Investment Income	3,178,989
Expense:
Investment advisory fees	479,951
Professional fees	222,315
Accounting and shareholder services	73,642
Insurance	54,688
Printing	37,719
Blue Sky fees	29,999
Custodian fees	21,637
Directors fees	10,370
Postage and shipping	3,727
Miscellaneous fees	107,652
Total Expenses	1,041,700
Less: Investment advisory fee waived	(60,000)
Net Expense	981,700
Net Investment Income Before Income Taxes	2,197,289
Operating Income
Gross profit	39,729
Operating expense	(31,019)
Net Operating Income Before Income Taxes	8,710
Net Investment and Operating Income Before Income Taxes	2,205,999
Provision for income taxes	—
Net Investment and Operating Income	2,205,999
Realized and Unrealized Gain on Investments
Realized gain from investment transactions, net of deferred income taxes of $215,793	400,758
Net change in unrealized appreciation of investments, net of deferred income taxes of $2,685,188	4,986,239
Net Realized and Unrealized Gain on Investments	5,386,997
Net Increase in Net Assets Resulting From Operations	$7,592,996

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28, 2013	Year Ended February 29, 2012
Increase in Net Assets from Operations
Net investment and operating income	$2,205,999	$1,826,629
Net realized gain from investment transactions	400,758	270
Net change in unrealized appreciation on investments, net of deferred taxes	4,986,239	2,995,457
Net Increase in Net Assets Resulting From Operations	7,592,996	4,822,356
Capital Share Transactions
Proceeds from shares sold	464,805	2,294,855
Payments for shares redeemed	(7,596,272)	(5,584,394)
Net decrease in net assets from shares of beneficial interest	(7,131,467)	(3,289,539)
Total increase in net assets	461,529	1,532,817
Net Assets:
Beginning of Year	64,607,426	63,074,609
End of Year (including undistributed net investment and operating income of $22,438,737 and $27,224,623 respectively)	$65,068,955	$64,607,426

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2013

Increase (Decrease) in Cash and cash equivalents
Cash flows from operating activities
Dividends and interest received	$3,123,632
Proceeds from disposition of long-term portfolio investments	2,058,149
Receipts from customers	76,655
Expenses paid	(1,059,926)
Purchase of long-term portfolio investments	(513,484)
Payments to suppliers	(35,060)
Net cash provided by operating activities	3,649,966
Cash flows from investing activities
Investment in Luggage Loft LLC	(57,263)
Net cash used by investing activities	(57,263)
Cash flows used by financing activities
Fund shares issued	464,855
Fund shares redeemed	(7,553,217)
Net cash used by financing activities	(7,088,362)
Net decrease in cash and cash equivalents	(3,495,659)
Cash and cash equivalents at beginning of year	5,440,492
Cash and cash equivalents as of February 28, 2013	$1,944,833
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$7,592,996
Increase in investments	(6,744,439)
Increase in dividends and interest receivable	(45,504)
Decrease in trade receivables	1,068
Increase in inventory	(15,031)
Increase in trade payables	5,974
Increase in other assets	7,462
Increase in accrued expenses	8,453
Increase in advisory fee payable	(23)
Increase in professional fee payable	(61,971)
Increase in deferred taxes	2,900,981
Total adjustments	(3,943,030)
Net cash provided by operating activities	$3,649,966

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the years February 28, 2009 through February 28, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The financial highlights for the years ended February 28, 2010 through 2013 were audited by EisnerAmper LLP. The financial highlights for the year ended February 28, 2009 were audited by Amper, Politiziner & Mattia, LLP.

The annual financial information is included in the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Fiscal Years Ending February 28 or 29,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$49.89	$46.27	$40.21	$35.80	$44.07
Income (loss) From Operations:
Net investment gain	1.76	1.37	1.21	1.43	1.20
Net gain (loss) from securities (both realized and unrealized)	4.52	2.25	4.85	2.98	(9.47)
Total from operations	6.28	3.62	6.06	4.41	(8.27)
Net Asset Value, End of Year	$56.17	$49.89	$46.27	$40.21	$35.80
Total Return (b)	12.59%	7.82%	15.07%	12.32%	(18.77)%
Ratios/Supplemental Data
Net assets, end of period (in 000's)	$65,069	$64,607	$63,075	$56,228	$53,765
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	6.23%	4.60%	8.06%	5.54%	2.40%**
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	1.68%	2.06%	1.95%	1.70%	2.06%
Ratio of net investment and operating income (loss) to average net assets	(1.18)%	0.43%	(3.38)%	3.65%	2.80%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	3.37%	2.88%	2.74%	3.25%	3.14%
Portfolio turnover rate	0.64%	0.00%	2.90%	1.76%	2.78%
Number of shares outstanding at end of period (in thousands)	1,158	1,295	1,363	1,399	1,502

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The financial highlight ratios above do not reflect investment fees waivers $60,000 for the years ended February 28, 2013 through 2010 and $185,972 for the year ended February 28, 2009. If the waivers had been included, the following ratios would apply:

	Fiscal Years Ending February 28 or 29,
	2013	2012	2011	2010	2009
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	6.14%	4.51%	7.96%	5.44%	2.11%**
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	1.59%	1.97%	1.85%	1.60%	1.77%
Ratio of net investment and operating income (loss), to average net assets	(1.09)%	0.34%	(3.28)%	3.55%	2.52%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	3.46%	2.88%	2.84%	3.14%	2.86%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
*	Includes operating expenses from the Operating Division and subsidiary of $31,019, $35,152, $36,335, $81,764 and $353,018 for fiscal years ending 2013 through 2009, respectively and includes bad debt expense of $356,500 for the year ended February 29, 2012.
**	Excludes a deferred tax benefit of $7,490,467 for the fiscal year ended 2009, since including this amount would generate negative expense ratios for the year.

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization

Copley Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s objective is long-term capital appreciation. The Fund has an operating division, Copley Fund, Inc. — Operating Division (“COD”), which imports merchandise for resale and the Fund owns 50% of Luggage Loft LLC (“LLL”), which sells merchandise.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment Valuation

The Fund carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 —	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of February 28, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$83,233,571	$—	$—	$83,233,571
Total	$83,233,571	$—	$—	$83,233,571

The Fund did not hold any Level 2 or Level 3 securities during the year. There were no transfers to and from Level 1 and Level 2 during the year. The Fund’s policy is to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Investment transactions and income and expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and used to pay expenses, to make additional investments or held in cash as a reserve.

Cash and cash equivalents

The Fund considers all highly liquid investments with an original maturity of three months or less and money market mutual funds to be cash equivalents. The carrying amount of cash and cash equivalents approximate its fair value due to its short term nature.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2011 through 2013 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and Nevada State. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Fund did not incur any interest or penalties.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.

The Federal and state income tax provision (benefit) is summarized as follows:

Year Ended February 28, 2013
Current:
Federal	$—
State	—
Deferred*:
Federal	$2,900,981
State	—
Net provision (benefit) for income taxes	$2,900,981

*	Deferred income taxes are shown net within the realized gain from investment transactions and net change in unrealized appreciation of investments on the accompanying consolidated Statement of Operations.

The difference between the effective tax rate of 27.64% and the statutory tax rate of 35% is primarily attributable to the benefit of the dividend received deduction.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities of $20,565,159 as of February 28, 2013, relate to the Fund’s unrealized gains on marketable securities. Deferred tax liabilities are net of $73,206 of deferred tax assets which relate to capital loss carryforwards.

As of February 28, 2013, the Fund has $209,160 in accumulated capital loss carryforwards which will expire on February 28 as follows: 2014 — $33,698; 2015 — $62,350 and 2016 — $113,112.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

4. Capital Stock

At February 28, 2013, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Year Ended February 28, 2013		Year Ended February 29, 2012
	Shares	Amount	Shares	Amount
Shares sold	8,741	$464,805	48,139	$2,294,855
Shares repurchased	(145,323)	(7,596,272)	(116,384)	(5,584,394)
Net change	(136,582)	$(7,131,467)	(68,245)	$(3,289,539)

5. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; 0.75% of the next $15 million; and 0.50% on average daily net assets over $40 million.

For the year ended February 28, 2013, the net fee for investment advisory service totaled $419,951. This included $479,951 of advisory fees less $60,000 voluntarily waived by the advisor. Also during the period unaffiliated directors received $10,370 in directors’ fees and reimbursed expenses.

Operating Division

A portion of COD’s merchandise is placed on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold.

The results of the COD for the year ended February 28, 2013, are as follows:

Sales	$65,732
Cost of goods sold	(26,005)
Gross profit	39,727
General & administrative expenses	(31,019)
Net income from operations	8,708
Other income (dividends and interest)	2
Net Income	$8,710

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

5. Investment Advisory Fee and Other Transactions with Related Parties  – (continued)

During the year ended February 28, 2013, the Fund invested $57,263 for a 50% interest in LLL. LLL sells new accessories, luggage, handbags and wallets. The Fund accounts for its investment in LLL under the equity method. Under this method, the Fund records its share of income (losses) as income (expense) in the statement of operations and increases (decreases) the investment by the equivalent. Distributions received are recorded as a reduction of the investment.

During the year ended February 28, 2013, the Fund recorded $9,855 of income relating to its investment in LLL which is included in other income on the statement of operations. At February 28, 2013, the investment in LLL is carried at $57,263 and is included in prepaid expenses and other assets on the statement of assets and liabilities.

6. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during its review of the Fund’s federal income tax returns for the 1999 tax year, performed during 2001, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service (“Service”) is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

During the year ended February 28, 2010, the Fund sold the assets of Copley Operating Group LLC (“COG”) to Prince Investment Group LLC (“Purchaser”). The assets consisted of equipment and the operations of a restaurant. In exchange for the assets the Fund received a promissory note for $372,000 to be paid over 15 years. The Purchaser ceased making payments and the Fund wrote off the receivable during the year ended February 29, 2012. In addition, the Fund has filed a claim against the Purchaser and Jeffrey Krall (“Krall”) to enforce the promissory note and Krall’s guarantee with an outstanding balance of $356,500. Krall filed a counterclaim seeking $765,000 in damages which was subsequently dismissed.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

7. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. Unlike virtually all other mutual funds, the Fund has an operating division. Therefore, its expenses and expense rations may not be strictly comparable to those of mutual funds which do not have an operating business. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value (9/1/12)	Ending Account Value (2/28/13)	Annualized Expense Ratios	Expenses Paid During Period* (9/1/12 – 2/28/13)
Actual Fund Return	$1,000.00	$1,061.61	6.40%	$32.70
Hypothetical 5% Return	$1,000.00	$993.08	6.40%	$31.61

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half period).

COPLEY FUND, INC.

PRIVACY POLICY

The Fund and Your Personal Privacy

The Copley Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It is managed by Copley Financial Services Corp., an investment adviser registered under the Investment Advisers Act of 1940.

What Kind of Non-Public Information do We Collect About You if You Become a Shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information You Give Us On Your Application Form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information About Your Transactions With Us and Transactions With the Entities We Hire to Provide Services to You. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions you conduct through them.

What Information do We Disclose and to Whom do We Disclose It?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do We do to Protect Your Personal Information?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

If you have any questions about the Fund or your account, you can write to us at c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137. You can also call us at 1-877-881-2751. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 4020 South 147th Street, Omaha, NE 68137.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, (i) is available, without charge and upon request, by calling 1-877-881-2751; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement

On March 23, 2012, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the continuation of the advisory agreement, the Board considered, among other things:

•	the nature, extent and quality of the services provided by CFSC
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale
•	the expense ratio of the Fund
•	performance and expenses of comparable funds

•	any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund.
•	the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.

In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In particular, the Board concluded that CFSC was providing unique and specialized supervision of the Fund's operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainies and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expectation that CFSC will have a continuing role in providing advisory services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors noted that the Fund’s performance must be considered in light of the Fund’s structure which is designed to avoid the trauma of extreme volatility in its investments. They concluded that the performance reflected this structural goal generally outperforming in volatile down markets and underperforming in bull type markets.It also examined the Fund's investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by CFSC and Stuffco, Inc (a company wholly owned by Mr. Levine) from their relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained higher than historical measures due to increased expenses related to addressing the tax accrual accounting issue and the fact that the expense ratio is calculated based upon net assets including a liability for a large tax reserve which operates to distort the ratio as compared to most other funds. They noted that the advisory fee also is adjusted downward if economies of scale are realized during the current contract period as the Fund grows, but did not consider that factor to be significant in light of the other factors considered. They did find significant, however, the fact that CFSC had waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund's expense ratio.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978	Physician Since 1948 No Directorships
Gary S. Gaines (July 28, 1937) 2009	President of Gary Gaines, Inc., a bag manufacturer since 1965 No Directorships
Roy C. Hale, CPA (July 24, 1938) 2011	Certified Public Accountant since 1979, Mayor La Plata, Maryland Former Director, Bank of Southern Maryland

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; a Director of Franklin Capital Corp. (an operating investment company) since March, 1990 to October 2004; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978; Director of US Energy Systems, Inc. from 2000 to October 2004.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) Chairman of the Board of Directors and President, Treasurer and Secretary	See Above
David I. Faust Counsel	Partner in Faust Oppenheim LLP, a law firm, since 1979. Counsel to Copley Fund since 2010. No Directorships

COPLEY FUND, INC.

A No-Load Fund

Annual Report

February 28, 2013

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfunds@verizon.net

Custodian
Bank of America
100 Federal Street
Boston, MA 02110

Transfer Agent
Gemini Fund Services
4020 South 147th Street
Suite 2
Omaha, Nebraska 68137
Tel. (402)493-4603
(877)881-2751
Fax: (402)963-9094

Counsel
Faust Oppenheim LLP
488 Madison Avenue, 17th Floor
New York, New York 10022

Auditors
EisnerAmper LLP
750 Third Avenue
New York, New York 10017

COPLEY FUND, INC.

A No-Load Fund

Item 2. CODE OF ETHICS.

(a)
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (508)674-8459.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics adapted in 2(a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the Code of Ethics adapted in 2(a) above were granted.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that it is not necessary for the Fund to have either an audit committee or an audit committee financial expert. This determination was made in light of the Fund's small size and limited complexity of audit issues.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant paid the following amounts to the registrant's principal accountant, for the audit of the registrant's annual financial statement and services in connection therewith for the last two fiscal years:

	2012	2013

(a) Audit Fees	$40,000	$40,000

(b) Audit Related Fees	None	None

(c) Tax Fees	$4,000	$5,500

(d) All Other Fees	None	None

(e)(1) The Fund's Independent Directors perform the functions of an audit committee. The Fund has no standing audit committee. The policy of the Fund's Directors is to specifically pre-approve (i) all audit and non-audit services provided by the Fund's independent auditor to the Fund ("Fund Services") and (ii) all non-audit services provided by the Fund's independent auditor to the Fund's advisor.

If such Fund Services are required during the period between the Fund's regularly scheduled meetings, the President must seek approval from the Independent Directors.

(e)(2) The Fund's Independent Directors were not required to approve any of the fees described in paragraphs (b) through (d) of this item.

(f) Not applicable.

(g) See above table.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The registrant's schedule of investments is included in its annual report to the shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors has no audit or other standing committees, rather the Independent Directors function as the audit and nominating committee. The Independent Directors, in performing the functions of the nominating committee advise the Board of Directors on the selection and nomination of individuals to serve as Directors of the Fund. Nominations for director, including nominations submitted by shareholders are evaluated according to the Fund's specific needs and the nominees' knowledge, expertise background and reputation. The Independent Directors do not have a formal procedure by which shareholders may recommend director candidates but will consider appropriate candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Fund's Clerk at 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108. The mailing envelope should have a clear notation that the enclosed letter contains a DIRECTOR NOMINEE RECOMMENDATION. The letter must identify the writer as a shareholder and provide a summary of the candidate's qualifications.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Except as may be deemed related to the Funds' recognition of deferred income tax during the period, the certifying officer, whose certification is included herewith, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

Except as may be deemed related to the Funds' recognition of deferred income tax during the period, there were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of his evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(b) Except as may be related to the Funds' recognition of deferred income tax during the period, there were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's fiscal year that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The Exhibits listed below are attached to this Form N-CSR:

Exhibit No.	Description

12(a)(1)	Not applicable. See Item 2 hereof.

12(a)(2)
Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date:April 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date:April 29, 2013